UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21404

ING Clarion Real Estate Income Fund

(Exact name of registrant as specified in charter)

259 N. Radnor-Chester Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:      1-888-711-4CRA

Date of fiscal year end:      December 31, 2004

Date of reporting period:      June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2004

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder,

The ING Clarion Real Estate Income Fund (AMEX: IIA) is a closed-end fund offering a balanced approach to investing in real estate securities. The fund commenced operations on September 16, 2003 and invests in a mix of real estate equity securities (common and preferred stock) and real estate fixed income securities (primarily commercial mortgage-backed securities). The fund’s primary objective is to deliver high current income with a secondary objective of capital appreciation. During the six months of the fund’s investment operations under review, we were able to deliver on both of the fund’s investment objectives. During the six months ended June 30, we declared and paid a dividend of $0.1016 per share per month (or $1.22 annualized), which equates to an 8.93% yield on the fund’s closing market price of $13.66 on June 30, 2004.

The fund’s initial public offering of common stock in September 2003 raised approximately $211 million in net proceeds. In November, the fund raised an additional $105 million through an offering of preferred shares. The total gross assets of the fund as of June 30, 2004 were approximately $333 million, with more than 14.8 million shares of common stock outstanding and 4.2 million shares of preferred stock outstanding. The fund continues to be essentially fully invested with a net cash balance of less than 1%. The fund’s NAV per share decreased approximately 1.5% during the period from $15.53 per share on December 31, 2003 to $15.30 on June 30, 2004. Total return since inception is 11.2%, based upon the $0.81 increase in NAV and assuming reinvestment of $0.8128 in monthly dividends.

The fund is managed by ING Clarion Real Estate Securities (“ING Clarion RES”), which manages approximately $5.1 billion of real estate securities portfolios. Clarion Capital, LLC acts as a subadvisor to the fund providing investment management services for the allocation to real estate fixed income securities. Both ING Clarion RES and Clarion Capital, LLC are part of ING Clarion, which manages approximately $13 billion of real estate assets on behalf of its clients. ING Clarion is a wholly owned subsidiary of the ING Group, a global financial services firm with over 100,000 employees in 60 countries around the world. Globally, ING manages over $49 billion of real estate assets. Here in the U.S., ING Clarion has over 600 employees across the United States involved in real estate. This network of real estate professionals provides current research and real-time information on property markets around the nation that help our securities management teams evaluate which equity and fixed income securities are appropriate for the fund’s investment portfolio.

At June 30, 2004, the fund’s asset allocation was skewed more heavily to real estate equity securities. We were 75% of gross invested assets in common stocks, 14% in preferred stocks, and only 11% in fixed income securities. The fund’s asset allocation reflects our outlook for improving real estate market fundamentals and the possibility that interest rates may begin increasing in 2004. The fund is well diversified by property sector as shown in the financial statements accompanying this report. The fund’s top ten holdings represent approximately 37% of the total assets and represent a wide cross section of property sectors.

PERFORMANCE:

A necessary correction ... though a volatile one! The first half of 2004 was like two sides of a coin. After a very strong first quarter, domestic real estate stocks encountered a severe correction during the second quarter. Though the decline played out with heart stopping volatility, by the end of the second quarter REITs gave back about 5% (or about 40%) of the double-digit gain achieved in the first quarter. After advancing 12% in the first three months of the year, REITs had come too far, too fast and were overvalued by some measures. A correction in REIT pricing was needed and is what we got during the second quarter. REITs are still ahead on the year about 5.5%. The Dow Jones Wilshire Real Estate Securities index, which is a broader measure of real estate company stocks, is actually up almost 7%.

Transitional quarter for property stocks. As the economy gained momentum (job growth accelerated), the more economically sensitive hotel and apartment sectors rallied. Only these two of the larger sectors delivered positive performance for the second quarter. In our continuing effort to adopt a more offensive portfolio posture, we increased our exposure to the hotel and apartment sectors early in the quarter and took money out of the retail and health care sectors. The health care and retail (mall and shopping center) sectors, which had been among the best performing sectors last year and during the first quarter, lagged in the second quarter. The Dow Jones Wilshire index’s superior performance relative to the NAREIT Equity REIT index can be attributed largely to the roughly double weight in hotels and the absence of health care REITs, which was the worst performing sector in the second quarter.

Semi-Annual Report   June 30, 2004  1

ING Clarion Real Estate Income Fund     Letter to Shareholders continued

In an offensive market, earnings acceleration is a proven catalyst. Though prospects for the retail and health care sectors remain solid, the rate of growth of earnings is not accelerating as quickly as others. In fact, the rate of growth in earnings is expected to slow next year in the health care, mall and shopping center sectors, but is expected to accelerate in every other property sector. As result of these divergent sector components, the REIT industry earnings growth rate is expected to nearly double from 4.0% this year to 7.9% next year. Our recent up-weightings in the portfolio give us more exposure to the improving prospects of the economically sensitive hotel, office and apartment sectors.

Valuations are fair. After the second quarter correction in real estate stock prices, we are back to fair valuations versus the 5% — 10% premium valuations observed at the end of the first quarter. At June 30th, real estate stocks were trading at a 1% discount to Net Asset Value (or NAV, the estimated private market value of the company’s real estate assets net of liabilities). The dividend yield on the NAREIT Equity REIT index stood at 5.43% which was 0.7% higher than the yield on the 10-year U.S. Treasury bond. The current spread of 70 basis points is slightly higher than the 63 basis point average spread over the last 20 years. Also, the average price multiple of earnings before depreciation (or Funds From Operations) was 12.3 times, slightly higher than the 12.1 average multiple since 1986. In short, REITs look neither expensive nor cheap by historical standards.

The IPO pipeline is growing. One of the “risks” we identified in our annual outlook for 2004 was the potential for a material increase in stock issuance that might overwhelm investors’ demand for real estate stocks as occurred in the late 1990’s. Demand has weakened. After a strong first quarter in which we saw approximately $5.4 billion flow into dedicated REIT mutual funds and closed-end funds focused all or in-part on real estate stocks, REIT mutual funds experienced $330 million of outflows in the second quarter. The good news is that new stock issuance by existing companies was also very muted with only $1.7 billion of secondary offerings in the second quarter. The potential for “over supply” seems less likely from existing companies, but more likely from the growing list of private companies that want to come public. At present, we are aware of 22 real estate companies that have made preliminary filings to do an Initial Public Offering (IPO) with the objective of raising $7.3 billion. Nearly half of the pipeline is mortgage REITs that we typically do not invest in given the lack of equity interests in commercial real estate. Another quarter of the pipeline is lodging companies. The balance is a mix of smaller companies across a variety of sectors. More stock for sale is an inevitable by-product of fair valuations and strong investor demand. We will continue to be a very discriminating participant in these new issues.

What, me worry? Only a foolish investor becomes complacent. We are certainly not complacent about the current market and the direction of the economy. For the record, we worry more about what a material weakening of the economy would mean for REIT share prices. A strong economy and the attendant increases in short-term interest rates is a scenario we welcome by comparison to a continuation of the sluggish economy of the last few years.

Given that we generally believe that the economy will continue its expansion, albeit at a moderating pace, we continue to be constructive about the total return prospects for an actively managed portfolio of real estate stocks.

We thank you for your faith and confidence and support of the ING Clarion Real Estate Income Fund.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer
2 Semi-Annual Report   June 30, 2004

ING Clarion Real Estate Income Fund
Portfolio of Investments June 30, 2004 (unaudited)

		Market
Shares		Value

	Common Stock – 108.4%
	Real Estate Investment Trusts (“REIT”) – 108.4%
	Apartments – 13.7%
403,800	Amli Residential Properties Trust	$11,847,492
350,600	Gables Residential Trust	11,913,388
194,900	Mid-America Apartment Communities, Inc.	7,384,761

		31,145,641

	Diversified – 14.1%
182,800	Colonial Properties Trust	7,043,284
144,300	iStar Financial, Inc.	5,772,000
221,300	Liberty Property Trust	8,898,473
245,100	Newcastle Investment Corp.	7,340,745
200,000	U.S. Restaurant Properties, Inc.	3,038,000

		32,092,502

	Finance – 1.3%
300,000	Origen Financial, Inc.	3,000,000

	Health Care – 12.5%
516,000	Health Care REIT, Inc.	16,770,000
614,700	Nationwide Health Properties, Inc.	11,617,830

		28,387,830

	Hotels – 3.1%
165,800	Hospitality Properties Trust	7,013,340

	Office Property – 39.0%
506,500	Arden Realty, Inc.	14,896,165
245,000	Brandywine Realty Trust	6,661,550
324,500	Equity Office Properties Trust	8,826,400
271,700	Highwoods Properties, Inc.	6,384,950
232,500	Koger Equity, Inc.	5,375,400
172,900	Mack-Cali Realty Corp.	7,154,602
693,800	Maguire Properties, Inc.	17,185,426
314,700	Mission West Properties, Inc.	3,811,017
543,700	Prentiss Properties Trust	18,224,824

		88,520,334

	Shopping Centers – 17.5%
260,100	Commercial Net Lease Realty	4,473,720
531,700	Heritage Property Investment Trust	14,387,802
547,600	New Plan Excel Realty Trust	12,791,936
234,553	Pennsylvania Real Estate Investment Trust	8,033,440

		39,686,898

	Storage – 1.6%
92,600	Sovran Self Storage, Inc.	3,535,468

	Warehouse & Industrial – 5.6%
89,900	Eastgroup Properties, Inc.	3,026,933
260,700	First Industrial Realty Trust, Inc.	9,614,616

		12,641,549

	Total Common Stock (cost $230,457,043)	246,023,562

	Preferred Stock – 20.4%
	Real Estate Investment Trusts (“REIT”) – 20.4%
	Apartments – 0.8%
70,000	Apartment Investment & Management Co.	1,845,200

	Diversified – 3.0%
150,000	iStar Financial, Inc., Series F	3,555,000
126,250	Keystone Property Trust, Series D	3,269,875

		6,824,875

	Health Care – 1.5%
35,000	Nationwide Health Properties, Inc.	3,378,595

	Hotels – 3.3%
130,000	Innkeepers USA Trust, Series C	3,133,000
170,000	Lasalle Hotel Properties, Series B	4,250,000

		7,383,000

	Manufactured Homes – 1.7%
150,000	Affordable Residential Communities, Series A	3,862,500

	Office Property – 1.4%
50,000	Maguire Properties, Inc., Series A	1,207,500
80,000	SL Green Realty Corp., Series C	2,000,000

		3,207,500

	Regional Malls – 6.1%
51,000	CBL & Associates Properties, Inc., Series C	1,289,790
20,000	Glimcher Realty Trust, Series F	506,000
85,000	Glimcher Realty Trust, Series G	2,018,750
385,000	The Mills Corp.	10,090,850

		13,905,390

	Shopping Centers – 2.6%
59,600	Federal Realty Investment Trust	1,576,420
75,000	Pennsylvania Real Estate Investment Trust	4,417,500

		5,993,920

	Total Preferred Stock (cost $46,477,640)	46,400,980

See notes to financial statements.
Semi-Annual Report June 30, 2004  3

ING Clarion Real Estate Income Fund     Portfolio of Investments continued

Principal		Market
Amount		Value

	Mortgage-Related Securities – 14.0%
	Chase Commercial Mortgage Securities Corp.
$1,000,000	Series 1997-1, Class F 7.37%, 6/19/29 (a)	$1,036,037
983,688	Series 1997-1, Class G 7.37%, 6/19/29 (a)	842,907
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G 5.44%, 9/15/30 (a)	1,910,325
	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J 6.00%, 7/15/35 (a)	1,676,680
3,500,000	Series 2002-CP3, Class K 6.00%, 7/15/35 (a)	2,601,410
2,000,000	Series 2003-C5, Class K 5.23%, 11/01/34 (a)	1,499,700
2,000,000	Series 2003-C5, Class L 5.23%, 11/01/34 (a)	1,314,140
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J 5.06%, 7/12/35 (a)	2,787,293
	LB-UBS Commercial Mortgage Trust
54,231,217	Series 2002-C2, Class XCL 2.98%, 7/15/35 (a)(b)	2,004,136
57,686,352	Series 2002-C4, Class XCL 2.94%, 10/15/35 (a)(b)	2,663,027
	Salomon Brothers Mortgage Securities VII,
79,097,532	Series 2002-KEY2, Class X1 2.82%, 3/18/36 (a)(b)	5,196,115
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L 4.93%, 4/15/35 (a)	2,449,307
4,000,000	Series 2003-C7, Class L 5.44%, 10/15/35 (a)	2,448,120
3,800,000	Series 2003-C8, Class K 5.03%, 11/15/35 (a)	2,905,176
78,670,000	Series 2004-C12, Class IO 2.64%, 7/15/41 (a)(b)	492,317

	Total Mortgage-Related Securities (cost $31,963,764)	31,826,690

	Corporate Bonds – 2.1%
	Building – Residential/Commercial – 1.8%
1,750,000	K. Hovnanian Enterprises, Inc. 7.75%, 5/15/13	1,754,375
2,210,000	Standard Pacific Corp. 9.25%, 4/15/12	2,386,800

		4,141,175

	Food – Retail – 10.3%
700,000	Ingles Markets, Inc. 8.875%, 12/01/11	722,750

	Total Corporate Bonds (cost $5,178,467)	4,863,925

Shares

	Convertible Preferred Stock – 0.5%
	Real Estate Investment Trusts (“REIT”) – 0.5%
	Diversified – 0.5%
50,000	Crescent Real Estate, Series A (cost $1,099,000)	1,006,250

	Total Investments – 145.4% (cost $315,175,914)	330,121,407
	Other Assets less Liabilities – 0.8%	1,955,158
	Preferred Shares, at redemption value – (46.2%)	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (c)	$227,076,565

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to $31,826,690 or 14.0% of net assets.

(b)	Interest-only security. Rate shown is effective yield.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

See notes to financial statements.
4 Semi-Annual Report June 30, 2004

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2004 (unaudited)

Assets
Investments, at value (cost $315,175,914)	$330,121,407
Cash	40
Dividends receivable	2,266,465
Unrealized appreciation on swap contracts	655,967
Interest receivable	322,474
Prepaid offering costs	12,522
Other assets	49,906

Total Assets	333,428,781

Liabilities
Payable for investment securities purchased	496,247
Line of credit payable	447,900
Management fee payable	161,680
Dividends payable – preferred shares	105,252
Accrued expenses and other liabilities	141,137

Total Liabilities	1,352,216

Preferred Shares, at redemption value
$.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$227,076,565

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 14,838,484 shares issued and outstanding	$14,838
Additional paid-in capital	211,099,922
Undistributed net investment income	47,655
Accumulated net realized gain on investments and swap contracts	312,690
Net unrealized appreciation on investments and swap contracts	15,601,460

Net Assets Applicable to Common Shares	$227,076,565

Net Asset Value Applicable to Common Shares
(based on 14,838,484 common shares outstanding)	$15.30

See notes to financial statements.
Semi-Annual Report June 30, 2004  5

ING Clarion Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2004 (unaudited)

Investment Income
Dividends	$9,956,947
Interest	1,489,380

Total Investment Income		$11,446,327

Expenses
Management fees	1,424,125
Auction agent fees – preferred shares	136,815
Rating agency fees	46,308
Insurance fees	45,532
Administration fees	38,478
Transfer agent fees	33,615
Printing fees	26,493
Legal fees	24,369
Trustees’ fees and expenses	17,657
Audit fees	17,594
AMEX listing fee	17,501
Interest expense on line of credit	15,511
Custodian fees	15,386
Miscellaneous expenses	1,327

Total Expenses		1,860,711
Management fee waived		(418,860)

Net Expenses		1,441,851

Net Investment Income		10,004,476

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investments		239,295
Swap contracts		(368,358)

		(129,063)

Net change in unrealized appreciation (depreciation) on:
Investments		(4,255,840)
Swap contracts		655,967

		(3,599,873)

Net Loss on Investments and Swap Contracts		(3,728,936)

Dividends and Distributions on Preferred Shares from
Net investment income		(627,247)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$5,648,293

See notes to financial statements.
6 Semi-Annual Report June 30, 2004

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the	For the Period
	Six Months Ended	September 16, 2003*
	June 30, 2004	through
	(unaudited)	December 31, 2003

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$10,004,476	$4,772,909
Net realized loss on investments and swap contracts	(129,063)	(6,716)
Net change in unrealized appreciation (depreciation) on investments and swap contracts	(3,599,873)	17,733,255
Dividends and distributions on preferred shares from net investment income	(627,247)	(128,417)

Net increase in net assets applicable to Common Shares resulting from operations	5,648,293	22,371,031

Dividends and Distributions on Common Shares
Net investment income	(9,045,540)	(3,011,979)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	210,671,636
Reinvestment of dividends	—	468,760
Offering expenses in connection with the issuance of Common Shares	(25,636)	—

Net increase (decrease) from capital share transactions	(25,636)	211,140,396

Net Increase (Decrease) in Net Assets	(3,422,883)	230,499,448
Net Assets Applicable to Common Shares
Beginning of period	230,499,448	—

End of period (including undistributed net investment income of $47,655 and distributions in excess of net investment income of $4,184, respectively)	$227,076,565	$230,499,448

*	Commencement of operations.

See notes to financial statements.
Semi-Annual Report June 30, 2004  7

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2004 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets applicable to common shares resulting from operations	$5,648,293

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting Operations to Net Cash Provided by Operating Activities:
Cost of long-term securities purchased	(14,200,252)
Proceeds from sale of long-term securities	12,551,446
Decrease in interest receivable	11,501
Decrease in receivable for investment securities sold	2,540,131
Decrease in dividends receivable	51,710
Increase in unrealized appreciation on swap contracts	(655,967)
Increase in prepaid offering costs	(12,522)
Decrease in other assets	15,891
Increase in dividends payable – preferred shares	58,021
Decrease in payable to advisor for offering costs	(263,853)
Increase in accrued expenses and other liabilities	42,914
Decrease in management fee payable	(7,176)
Decrease in payable for investment securities purchased	(2,811,969)
Increase in line of credit payable	447,900
Net change in unrealized appreciation on investments	4,255,840
Net accretion of bond discount and amortization of bond premium	860
Net realized gain on investments	(239,295)

Net Cash Provided by Operating Activities	7,433,473

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(9,045,540)
Offering expenses in connection with the issuance of Common Shares	(25,636)

Net Cash Used in Financing Activities	(9,071,176)

Net decrease in cash	(1,637,703)
Cash at Beginning of Period	1,637,743

Cash at End of Period	$40

See notes to financial statements.
8 Semi-Annual Report June 30, 2004

ING Clarion Real Estate Income Fund
Financial Highlights

	For the		For the Period
	Six Months Ended		September 16, 2003(1)
Per share operating performance for a Common Share	June 30, 2004		through
outstanding throughout the period	(unaudited)		December 31, 2003
Net asset value, beginning of period	$15.53		$14.33	(2)

Income from investment operations(3)
Net investment income	0.67		0.33
Net realized and unrealized gain (loss) on investments and swap contracts	(0.25)		1.08
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.04)		(0.01)

Total from investment operations	0.38		1.40

Dividends and distributions on Common Shares
Net investment income	(0.61)		(0.20)

Total dividends and distributions to Common Shareholders	(0.61)		(0.20)

Net asset value, end of period	$15.30		$15.53

Market value, end of period	$13.66		$15.06

Total investment return(4)
Net asset value	2.43%		9.83%
Market value	(5.39)%		1.77%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$227,077		$230,499
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	0.86	%(5)	1.05	%(5)
Net expenses, before fee waiver+	1.11	%(5)	1.30	%(5)
Net investment income, after fee waiver, after preferred share dividends+	5.60	%(5)	6.21	%(5)
Preferred share dividends	0.37	%(5)	0.17	%(5)
Net investment income, after fee waiver, before preferred share dividends+	5.97	%(5)	6.38	%(5)
Portfolio turnover rate	3.71%		3.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000		$105,000
Net asset coverage per share of preferred shares	$79,066		$79,881

(1)	Commencement of operations.

(2)	Net asset value at September 16, 2003.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common shareholders on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on September 26, 2003 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Calculated on the basis of income and expenses applicable to both Common and Preferred Shares relative to the average net assets applicable to Common Shares.

See notes to financial statements.
Semi-Annual Report June 30, 2004  9

ING Clarion Real Estate Income Fund
Notes to Financial Statements June 30, 2004 (unaudited)

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and Clarion Capital, LLC is the Trust’s sub-advisor. The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The Trust has a managed distribution policy. Under the policy, the Trust declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains, and, if necessary, a return of capital. The current annualized rate is $0.11 per share. The Trust continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs – Costs incurred in connection with the Trust’s organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of September 16, 2003. The Advisor has contractually agreed to pay all organization and offering costs in excess of this amount. Organizational costs of $30,000 were expensed by the Trust in 2003. Offering costs of approximately $414,000 incurred by the Trust in connection with the offering of its common shares were charged to paid-in capital upon the sale of those shares.

10 Semi-Annual Report June 30, 2004

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Agreements

The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Trust’s sub-advisor, Clarion Capital, LLC (“Sub-Advisor”), which will select the trust’s real estate fixed-income securities.

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). During the six months ended June 30, 2004, the Trust incurred management fees of $1,424,125, of which, $418,860 was waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust less certain Trust start-up costs assumed by the Advisor in organizing and offering the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the six months ended June 30, 2004, there were purchase and sale transactions (excluding short-term securities) of $14,588,246 and $12,551,446, respectively.

The Fund entered into interest rate swap agreements during the six months ended June 30, 2004. Details of the swap agreements outstanding as of June 30, 2004 were as follows:

		Notional
	Termination	Amount	Fixed		Unrealized
Counterparty	Date	(000)	Rate	Floating Rate	Appreciation

Citigroup	04/30/2007	$42,000	3.30%	3 Month LIBOR	$343,877
Citigroup	04/30/2009	42,000	4.08%	3 Month LIBOR	312,090

					$655,967

For each swap noted, the Fund pays a fixed rate and receives a floating rate.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

Information on the components of net assets as of June 30, 2004 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Appreciation on
Investments	Appreciation	Depreciation	Investments

$315,175,914	$18,490,828	$(3,545,335)	$14,945,493

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $115,000,000 from The Bank of New York for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2004, there was an outstanding borrowing of $447,900 in connection with the Trust’s line of credit. The average daily amount of borrowings within the six months ended June 30, 2004, was $2,027,014 with a related weighted average interest rate of 1.51%.

Semi-Annual Report June 30, 2004  11

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

8. Capital

The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust has not issued any common shares in 2004 and 31,503 in 2003, respectively. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended June 30, 2004, the annualized dividend rates range from:

	High	Low	At June 30, 2004

Series W28	1.29%	1.13%	1.29%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

12 Semi-Annual Report June 30, 2004

ING Clarion Real Estate Income Fund
Supplemental Information  (Unaudited)

Trustees

The trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
	and Length of		During The Past	Overseen	Held by
Name and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 44	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust; National Trustee of the Boys and Girls Clubs of America.

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to December 31, 1999; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Advisory board member of the HBS Club of Philadelphia and Freedoms Foundation; Trustee and Elder and Investment Committee member of Ardmore Presbyterian Church.

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 67	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd.; Director on the Boards of Tri-Arc Financial Services, Inc. and Magellan Insurance Company Ltd.; former Director of Medallion Financial Corporation, IKON Office Solutions, Inc. and VISA International; trustee of the Madison Square Boys and Girls Club.

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 68	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club since 1999, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves. Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2005 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; elected in May, Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.
*	Messrs. Ferguson and Kling are deemed to be interested persons due to their position with the Advisor.

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Semi-Annual Report June 30, 2004  13

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Two Hanson Place, Brooklyn, New York 11217; Attention: Irina Krylov, Phone number: (800) 433-8191.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Peter Zappulla
Treasurer and
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Investment Sub-Advisor
Clarion Capital, LLC
New York, New York

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

Not applicable for reports for periods ending on or before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 11. Exhibits.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer
Date:	August 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer
Date:	August 27, 2004

By:	/s/ Peter Zappulla

Name:	Peter Zappulla
Title:	Treasurer and Chief Financial Officer
Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.